Exhibit 10.3

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is dated as of October 26, 2018, by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
WITNESSETH:
WHEREAS, this Amendment amends that certain Third Amended and Restated Credit Agreement dated as of June 5, 2017 (as previously amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of July 1, 2018, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Lenders modify certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such modifications as described in this Amendment. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are true and correct and incorporated herein by reference.
2.    Amendments to Credit Agreement.
Amendments of Section 1.1 [Certain Definitions].
(a)    The following additional sentence shall be added to the end of the definition of “Funds”:
“For the avoidance of doubt, any private fund in which Federated Private Fund of One Trade Finance Partnership General Partner, LLC (the “Private Fund GP”) is the general partner shall be considered a “Fund” for the purposes of this Agreement.”
(b)    The final sentence of the definition of “Subsidiary” is hereby amended and restated in its entirety as follows:

“For the purposes of this Agreement, none of (a) the Special Purpose Subsidiaries, (b) the Funds or (c) the Private Fund GP shall be considered a “Subsidiary” of the Borrower or any Loan Party.”
3.    Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Amendment shall not be effective until the date each of the following conditions precedent has been satisfied:
(a)    The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent;
(b)    No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Amendment;
(c)    The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment and there shall be no legal or regulatory prohibitions or restrictions upon the consummation of the transactions contemplated by this Amendment;
(d)    The Borrower shall have paid to the Administrative Agent and PNC Capital Markets LLC, as applicable, all fees required to be paid in connection with this Amendment;
(e)    The formation of the Private Fund GP shall have been completed and the Borrower shall have delivered copies of its organizational documents to the Administrative Agent; and
(f)    All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.
4.    Representations, Warranties and Covenants. The Borrower and each Guarantor covenant and agree with and represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    Except as expressly modified by this Amendment, the Borrower’s and Guarantors’ obligations under the Credit Agreement and the other Loan Documents remain in full force and effect;
(b)    the Borrower and each of the Guarantors possess all of the powers requisite for them to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this

Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;
(c)    this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(d)    all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor have complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;
(e)    no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and
(f)    the Borrower and each Guarantor hereby ratify and confirm in full their duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to them, each as modified hereby.

5.    Incorporation into Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.
6.    Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
7.    Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.
8.    Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out‑of‑pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.
9.    Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
10.    Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11.    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
12.    No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower and/or the Guarantors under the Credit Agreement or any other Loan Document.
13.    Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
14.    Governing Law. This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.
BORROWER:
FEDERATED INVESTORS, INC.
By:    /s/ Richard A. Novak
Name: Richard A. Novak
Title: Vice President
GUARANTORS:
FEDERATED ADMINISTRATIVE SERVICES
FEDERATED ADMINISTRATIVE SERVICES,
    INC.
FEDERATED SERVICES COMPANY
FEDERATED SHAREHOLDER SERVICES
    COMPANY
FII HOLDINGS, INC.
FEDERATED PRIVATE ASSET MANAGEMENT,
    INC.
FEDERATED MDTA TRUST
HBSS ACQUISITION CO.
FEDERATED MDTA LLC
FEDERATED GLOBAL HOLDINGS LLC
By:    /s/ Richard A. Novak
Name:    Richard A. Novak
Title:    Treasurer of each of the above listed
    Guarantors

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
GUARANTORS continued:
FEDERATED INVESTMENT MANAGEMENT
    COMPANY
FEDERATED GLOBAL INVESTMENT
    MANAGEMENT CORP.
FEDERATED INVESTMENT COUNSELING
FEDERATED ADVISORY SERVICES
    COMPANY
FEDERATED EQUITY MANAGEMENT
    COMPANY OF PENNSYLVANIA
By:    /s/ Richard A. Novak
Name:    Richard A. Novak
Title:    Assistant Treasurer of each of the above
    listed Guarantors
FEDERATED INVESTORS MANAGEMENT
    COMPANY
By:    /s/ Richard A. Novak
Name:    Richard A. Novak
Title:    Senior Vice President and Treasurer of the
    above listed Guarantor

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
ADMINISTRATIVE AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:     /s/ Alaa Shraim
Name:     Alaa Shraim
Title:     Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
CITIBANK, N.A.
By:     /s/ Erik Andersen
Name:     Erik Andersen
Title:     Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
STATE STREET BANK AND TRUST COMPANY
By:     /s/ Deirdre M. Holland
Name:     Deirdre M. Holland
Title:     Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
TD BANK, N.A.
By:     /s/ Mark Hogan
Name:     Mark Hogan
Title:     Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
WELLS FARGO BANK, N.A.
By:     /s/ Megan Griffin
Name:     Megan Griffin
Title:     Director

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
THE BANK OF NEW YORK MELLON
By:     /s/ Kenneth P. Sneider, Jr.
Name:     Kenneth P. Sneider, Jr.
Title:     Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
THE HUNTINGTON NATIONAL BANK
By:     /s/ Michael Kiss
Name:     Michael Kiss
Title:     Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
CITIZENS BANK OF PENNSYLVANIA
By:     /s/ A. Paul Dawley
Name:     A. Paul Dawley
Title:     Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
UMB BANK, N.A.
By:    /s/ Christopher Bannister
Name:    Christopher Bannister
Title:    Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
WASHINGTON FINANCIAL BANK
By:     /s/ Anthony M. Cardone
Name:     Anthony M. Cardone
Title:     Vice President